CERTIFICATION PURSUANT TO

18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Red Metal Resources Ltd. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)   The Quarterly Report on Form 10-Q for the period ended July 31, 2016, (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 14, 2016

/s/ Caitlin Jeffs

Caitlin Jeffs, Chief Executive Officer and President

(Principal Executive Officer)

/s/ Joao (John) da Costa

Joao (John) da Costa, Chief Financial Officer

(Principal Financial and Accounting Officer)